Report Name - 10F-3

Fund - Sal Bros High Income Fund II

                                Period : 05/01/05 through 10/31/05


                                    ID : 584
                           Issuer Name : Domtar Inc. (mat= 08/15/15)
                            Trade Date : 08/02/05
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 2,175,000.00
                        Purchase Price : 99.904
                    % Received by Fund : 0.544%
                        % of Issue (1) : 5.000%
        Other Participant Accounts (2) :      17,825,000.00
                      Issue Amount (2) :     400,000,000.00
          Total Received All Funds (2) :      20,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Domtar Inc. (due 8/1/15)
                            Trade Date : 08/02/05
                 Joint/Lead Manager(s) : Citigroup
                                         JP Morgan
                         Co-Manager(s) : None
                         Selling Group : N/A


                                    ID : 556
                           Issuer Name : SunGard Data Systems Inc.
					 (due 08/15/13)
                            Trade Date : 07/27/05
                        Selling Dealer : Deutsche Bank
                Total Shares Purchased : 1,350,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.084%
                        % of Issue (1) : 1.028%
        Other Participant Accounts (2) :      15,100,000.00
                      Issue Amount (2) :   1,600,000,000.00
          Total Received All Funds (2) :      16,450,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : SunGard Data Systems Inc.
                                            (due 8/15/13)
                            Trade Date : 07/27/05
                 Joint/Lead Manager(s) : Citigroup
                                         Deutsche Bank Securities Inc
                                         Goldman Sachs & Co
                                         JP Morgan Securities
                                         Morgan Stanley
                                         Banc of America Securities LLC
                         Co-Manager(s) : RBC Capital Markets
                                         BNY Capital Markets, Inc.
                         Selling Group : N/A


                                    ID : 623
                           Issuer Name : Unisys Corporation
					 (mat=10.15.2012)
                            Trade Date : 09/09/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 3,400,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.850%
                        % of Issue (1) : 2.500%
        Other Participant Accounts (2) :       6,600,000.00
                      Issue Amount (2) :     400,000,000.00
          Total Received All Funds (2) :      10,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Unisys Corporation (Due 2012)
                            Trade Date : 09/09/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                         Co-Manager(s) : ABN Amro
                                         BNP Paribas
                                         BNY Capital Markets
                                         Deutsche Bank Securities Inc
                                         HSBC Securities
                                         Keybanc Capital Markets
                                         PNC Capital Markets
                                         Scotia Capital Inc
                                         Wachovia Securities Inc
                                         Williams Capital Group LP
                         Selling Group : N/A